UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2024
  LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 7.01.	Results of Operations and Financial Condition
On May 21, 2024, Lam Research Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has authorized a 10-for-1 forward split (the “Stock Split”) of its common stock, par value $0.001 per share (the “Common Stock”), to be effected through an amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”) filed with the Secretary of State of the State of Delaware, which is expected to be filed after the close of trading on October 2, 2024. The Amendment will also effect a proportionate increase in the number of shares of authorized Common Stock, and is expected to become effective at 5:00 p.m. Eastern Time on the date of its filing with the Secretary of State of the State of Delaware. Trading in the Common Stock is expected to commence on a split-adjusted basis on October 3, 2024. The press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 8.01.	Other Events
The Company’s press release also announced a $10 billion share repurchase authorization. The foregoing description of the share repurchase authorization is qualified in its entirety by reference to the full text of Exhibit 99.1 incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated May 21, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2024	LAM RESEARCH CORPORATION
(Registrant)
/s/ George M. Schisler, Jr.
George M. Schisler, Jr.
Vice President, Secretary and Chief Legal Officer